APPENDIX A

DISTRIBUTION PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Rule 12b-1 Fee
Absolute Return Fund Class C	0.75
Adjustable Rate Government Fund Class B Class C	0.75 0.75
Asia Pacific Fund Class C	0.75
Asset Allocation Fund Class B Class C Class R	0.75 0.75 0.25
California Limited-Term Tax-Free Fund Class C	0.75
California Municipal Money Market Fund Sweep Class	0.35
California Tax-Free Fund Class B Class C	0.75 0.75
Capital Growth Fund Class C	0.75
Colorado Tax-Free Fund Class B Class C	0.75 0.75
Common Stock Fund Class B Class C	0.75 0.75
C&B Large Cap Value Fund Class B Class C	0.75 0.75
C&B Mid Cap Value Fund Class B Class C	0.75 0.75
Disciplined U.S. Core Fund Class C	0.75
Discovery Fund Class C	0.75
Diversified Capital Builder Fund Class B Class C	0.75 0.75
Diversified Equity Fund Class B Class C	0.75 0.75
Diversified Income Builder Fund Class B Class C	0.75 0.75
Diversified International Fund Class B Class C	0.75 0.75
Dow Jones Target Today Fund Class B Class C	0.75 0.75
Dow Jones Target 2010 Fund Class B Class C	0.75 0.75
Dow Jones Target 2020 Fund Class B Class C	0.75 0.75
Dow Jones Target 2030 Fund Class B Class C	0.75 0.75
Dow Jones Target 2040 Fund Class B Class C	0.75 0.75
Dow Jones Target 2050 Fund[1] Class C	0.75
Emerging Growth Fund Class C	0.75
Emerging Markets Equity Fund Class B Class C	0.75 0.75
Emerging Markets Equity Income Fund Class C	0.75
Emerging Markets Local Bond Fund Class C	0.75
Endeavor Select Fund Class B Class C	0.75 0.75
Enterprise Fund Class B Class C	0.75 0.75
Equity Value Fund Class B Class C Class R	0.75 0.75 0.75
Global Opportunities Fund Class B Class C	0.75 0.75
Government Money Market Fund Sweep Class	0.35
Government Securities Fund Class B Class C	0.75 0.75
Growth Balanced Fund Class B Class C	0.75 0.75
Growth Fund Class C	0.75
High Income Fund Class B Class C	0.75 0.75
High Yield Bond Fund Class B Class C	0.75 0.75
Income Plus Fund Class B Class C	0.75 0.75
Index Asset Allocation Fund Class B Class C	0.75 0.75
Index Fund Class B Class C	0.75 0.75
Inflation-Protected Bond Fund Class B Class C	0.75 0.75
Intermediate Tax/AMT-Free Fund Class C	0.75
International Bond Fund Class B Class C	0.75 0.75
International Equity Fund Class B Class C Class R	0.75 0.75 0.25
International Value Fund Class B Class C	0.75 0.75
Intrinsic Small Cap Value Fund Class C	0.75
Intrinsic Value Fund Class B Class C	0.75 0.75
Intrinsic World Equity Fund Class C	0.75
Large Cap Core Fund Class C	0.75
Large Cap Growth Fund Class C Class R	0.75 0.25
Large Company Value Fund Class C	0.75
Managed Account CoreBuilder Shares Series G	0.00
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Tax-Free Fund Class B Class C	0.75 0.75
Moderate Balanced Fund Class B Class C	0.75 0.75
Money Market Fund Class B Class C Daily Class	0.75 0.75 0.25
Municipal Bond Fund Class B Class C	0.75 0.75
Municipal Money Market Fund Sweep Class	0.35
National Tax-Free Money Market Fund Sweep Class	0.35
North Carolina Tax-Free Fund Class C	0.75
Omega Growth Fund Class B Class C Class R	0.75 0.75 0.25
Opportunity Fund Class B Class C	0.75 0.75
Pennsylvania Tax-Free Fund Class B Class C	0.75 0.75
Precious Metals Fund Class B Class C	0.75 0.75
Premier Large Company Growth Fund Class B Class C	0.75 0.75
Short Duration Government Bond Fund Class B Class C	0.75 0.75
Short-Term Bond Fund Class C	0.75
Short-Term High Yield Bond Fund Class C	0.75
Short-Term Municipal Bond Fund Class C	0.75
Small Cap Value Fund Class B Class C	0.75 0.75
Small Company Growth Fund Class B Class C	0.75 0.75
Small Company Value Fund Class B Class C	0.75 0.75
Small Mid/Cap Core Fund Class C	0.75
Small/Mid Cap Value Fund Class C	0.75
Special Mid Cap Value Fund Class C	0.75
Special Small Cap Value Fund Class B Class C	0.75 0.75
Specialized Technology Fund Class B Class C	0.75 0.75
Strategic Municipal Bond Fund Class B Class C	0.75 0.75
Total Return Bond Fund Class B Class C Class R	0.75 0.75 0.25
Traditional Small Cap Growth Fund Class C	0.75
Treasury Plus Money Market Fund Sweep Class	0.35
Utility and Telecommunications Fund Class B Class C	0.75 0.75
Ultra Short-Term Income Fund Class C	0.75
Ultra Short-Term Municipal Income Fund Class C	0.75
WealthBuilderConservative Allocation Portfolio	0.75
WealthBuilderEquity Portfolio	0.75
WealthBuilderGrowth Allocation Portfolio	0.75
WealthBuilderGrowth Balanced Portfolio	0.75
WealthBuilderModerate Balanced Portfolio	0.75
WealthBuilderTactical Equity Portfolio	0.75
Wisconsin Tax-Free Fund Class C	0.75
100% Treasury Money Market Fund Sweep Class	0.35

1. On August 15, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C to the Dow Jones Target 2050 Fund.  Class C shares will commence operations on or about December 3, 2012.

Most recent annual approval by the Board of Trustees: March 29, 2012

Appendix A amended: August 15, 2012

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.